UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2022

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,

Jamaica, NY 11434

(Address of principal executive offices)

(718) 978-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Unique Logistics International, Inc. (the “Company”) on June 23, 2021, the Company, Unique Logistics Holdings, Inc., a Delaware corporation (“Holdings”), Unique Logistics International (NYC), LLC, a Delaware limited liability company (“New York”), Unique Logistics International (BOS), Inc., a Massachusetts corporation (“Boston” and, together with the Company, Holdings and New York, collectively, “Seller”), entered into a Revolving Purchase, Loan and Security Agreement (the “TBK Agreement”) dated as of June 1, 2021, as amended on September 17, 2022.

On April 15, 2022, the parties to the TBK Agreement entered into a Fourth Amendment to the TBK Agreement (the “Fourth Amendment”) primarily to temporarily increase the credit facility from Forty-Seven Million Five Hundred Thousand Dollars ($47,500,000) to Fifty-Seven Million Five Hundred Thousand Dollars ($57,500,000), for the time period commencing on April 15, 2022 through and including October 15, 2022.

A copy of the Fourth Amendment is included as Exhibit 10.1 to this Current Report and is hereby incorporated by reference. All references to the Second Amendment are qualified, in their entirety, by the text of such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in (or incorporated by reference into) Item 1.01 of this Current Report is hereby, incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fourth Amendment to Revolving Purchase, Loan and Security Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: April 15, 2022	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer